服务条款及免责协议

服务条款及免责协议，签订日期为2011年6月24日，签订各方为： FORTUNE PLACE HOLDINGS LIMITED (以下简称“福置控股”)：一家依据BVI法律设立的公司， 张龙根(以“杰西国际”的名义从事商业活动，以下简称“杰西国际”), CHINA ENERGY CORPORATION (以下简称“中国能源”), 一家美国内华达州的公司，和丁文祥（以下简称“丁先生”） 。

鉴于：丁先生和中国能源请求杰西国际及其关联方协助丁先生和中国能源自2009年5月起提供为期24个月（以下简称“服务期限”）的咨询服务（如下文第1条所述），且福置控股和丁先生希望继续激励杰西国际及其关联方提供咨询服务以协助中国能源作为美国公众公司的发展；

鉴于：下列各方希望终止所有各方先前与咨询服务相关的计划安排、协议及约定，记录并承认各方协议中关于丁先生及其关联方、中国能源及/或福置控股已支付及尚未支付给杰西国际或其关联方的对价（即咨询服务费），解除丁先生及其关联方、中国能源及/或福置控股向杰西国际及其关联方支付其他咨询服务费的责任和义务。

因此，各方在此同意：

第1条 服务

(a) 各方承认并同意杰西国际及其关联方在服务期限内已为丁先生提供如下服务：

(i)	协助丁先生设立及发展呼和浩特万汇隆小额贷款股份有限公司；

(ii)	协助丁先生设立及发展内蒙古特弘生物有限责任公司（即生物乙醇公司）；

(iii)	协助丁先生开展复合导光板生产及平板照明膜组投资可行性研究（总投资20亿，其中导光板生产为14亿，平板照明膜组投资为6亿）及制定内蒙古特弘众普新光源科技有限公司战略发展规划；

(iv)	协助丁先生终止其家人因持有中国能源股权所构成的信托结构，并对其进行重组以使适当的控股公司持有这些权益；

(b)  各方承认并同意在服务期限内，杰西国际及其关联方已为中国能源提供下述服务：

(i)	协助中国能源准备2009、2010财年的审计、在服务期限内在10-K表格上的年报、在服务期限内在10-Q表格上的季报；

(ii)	协助中国能源强化公司结构、公司治理、及财务报告的内部控制工作；

(iii)	协助中国能源开展投资者关系工作；

(iv)	协助中国能源设立审计委员会、薪酬委员会和提名委员会；

(v)	协助中国能源寻找和聘用其目前的中国和美国律师；

(vi)	协助中国能源寻找和聘用其目前的独立审计师；

(vii)	协助中国能源完成至少一次的非交易路演；

(c)  第1(a) 和1(b) 款中规定的服务应合称为“咨询服务”。

(d)  各方承认并同意，杰西国际及其关联方应在到达前述期限后，继续为中国能源提供服务（以下简称“后续服务”）并在以下方面提供协助：

(i)	审计、10-K表格上的年报、及10-Q表格上的季报；

(ii)	加强财务团队的建设，以达到转板要求；

(iii)	在中国能源的授权范围之内，在转板过程中与交易所、律师、分析师、审计师、金融机构、机构投资人、投资者关系顾问公司和其他相关方进行沟通和配合；

(iv)	设计融资方案并提供与融资相关的专业建议；

(v)	与融资承销商、机构投资人、私募投资人有关的筛选、评估、谈判及其他相关工作；并

(vi)	上述第1条(b)(ii)和(iii)款中描述的服务。

中国能源应对杰西国际提供的后续服务进行应有的配合。杰西国际提供后续服务的义务只有在以下事项中的任何一项得到满足时才会被解除：(a)自签订本合同之日起二十四（24）个月；(b)同时达到下列先决条件：（i）公司的普通股票被批准在纳斯达克（NASDAQ  ）、纽约证交的美国证券交易所 （NYSE Amex）或纽约证券交易所（NYSE）挂牌；（ii）杰西国际实质性协助公司完成权益融资或债务融资或权益债务融资，且融资金额令丁文祥先生个人满意。

第2条： 现金及股权对价：

(a) 各方承认并同意：作为上述第一节(b)中的咨询服务的对价（即咨询服务费），从2009年5月至2011年4月，丁先生及其关联方支付且杰西国际及其关联方一起收到了每月人民币10万元的现金对价。丁先生或中国能源无需再向杰西国际支付其他现金对价。

(b)           各方承认并同意：不论是否与其他先前的协议相抵触，杰西国际或其关联方仍应在完成所有咨询服务后（“完成日”）的5个工作日内收到360万股中国能源普通股的股权（以下简称“股权对价”）。50%的股权对价是作为的第一节(a)的对价，50%的股权对价是作为的第一节(b)的对价。各方特此承认并同意，任何及所有涉及咨询服务的应付给杰西国际或其关联方的股权对价取决于杰西国际是否能按令丁先生满意的方式完成全部咨询服务。各方特此承认并同意，完成日应为中国能源递交2011财年第一季度10-Q表格季报的当天，且各方特此同意，该表格将代表上述第1条规定的咨询服务中所列需由杰西国际完成的最终事项；

(c)           各方承认并同意：中国能源不应对杰西国际及其关联方关于股权对价有任何责任。股权对价应仅由丁先生或福置控股支付，不应用中国能源任何新发行的股份支付。

(d)      丁先生和福置控股承认并同意就书面提交给丁先生或福置控股的股权对价汇付给杰西国际或其指定人。

(e)           杰西国际承认其即将收到的股权对价是受美国证券法管辖的限制股，该股份未根据《1933年证券法》登记并带有限售标记，且该股份受如下锁定协议约束。杰西国际获得该股份是以投资为意向，而非带有分销目的。杰西国际亦同意，作为公司和丁先生的顾问，其亦有可能接触到关于中国能源的重大非公开信息。鉴于上述情形，杰西国际承认其根据美国证券法的规定所应承担的因处置中国能源普通股所带来的责任和义务，杰西国际及其指定人处置该证券的任何行为均会遵循证券法及其它适用法律的规定。杰西国际亦同意，其及其指定人对中国能源普通股的处置将不会扰乱中国能源普通股的有序市场。

(f)           杰西国际在此同意，为获得股权对价中的1,800,000股中国能源普通股，杰西国际或其指定人应签署如本协议附件A中所示的锁定协议。该锁定协议的生效是其收到此股份的先决条件。

(g)           杰西国际在此同意，为获得股权对价中的1,800,000股中国能源普通股，杰西国际或其指定人应签署如本协议附件B中所示的锁定协议。该锁定协议的生效是其收到此股份的先决条件。

(h)           杰西国际在此同意，其应在没有其他对价和付款的情况下提供后续服务。

第3条：费用。(a)根据咨询服务规定，杰西国际有权报销合理的及有证明的差旅费用。各方承认并同意，丁先生及其关联方已经支付且杰西国际及其关联方已经收到截至本协议日的全部此类报销费用。

(b)           杰西国际及其关联方有权报销合理的及有证明的与后续服务相关的差旅费用。

第4条：免责。关于丁先生、中国能源及福置控股之间的协议，杰西国际代表其本身及其前任和现任的合伙人、员工、律师、会计师、保险人、代表、代理、关联方、分支、有控制权的公司、继承人和受让人，在此解除并永久免除丁先生及其家人、福置控股和中国能源各前任和现任股东、经理、高管、职员、律师、会计师、保险人、代表、代理、分支、关联方、继承人、有控制权的公司和受让人（以上统称“被免责方”）其任何索赔、请求、义务、损失、诉讼案由、成本、费用(第3条(b)款规定的费用除外)、律师费、及其他任何责任，无论其是否基于合同、侵权、法定、或是其他法律或衡平理论偿付，无论是是已知还是未知、已被证实还是尚未被证实，包括基于或与杰西国际的咨询服务或其他杰西国际之前和现在的合作伙伴、雇员、律师、会计师、代表、代理、关联方、关联机构，以及有控制权的公司所提供的服务相关的任何责任。此免责事项包括但不限于所有已向被免责方提出或本应向被免责方提出的关于对于咨询服务和后续服务不支付现金对价或股权对价的索赔。

第5条：其他

(a)       更改。经各方一致书面同意后，本协议的约定可进行明确的修改或放弃。

(b)       分割性。本协议任何条款的不可执行性和无效性，不应影响本协议其他条款的可行性和有效性，其他条款应持续有效。

(c)       管辖法：本合同适用纽约州法律。

(d)           仲裁：凡因本合同引起的或与本合同有关的任何争议，均应提交中国国际经济贸易仲裁委员会，按照申请仲裁时该会现行有效的仲裁规则进行仲裁。仲裁裁决是终局的，对双方均有约束力。

(e)       副本：本合同可签订一份或多份副本，每份均应视为本协议的原件，各副本共同构成同一份协议。

(f)        语言：本合同以中文为准。

(g)          通知。根据本协议的规定或与本协议拟议的交易有关而须发出或交送或允许的所有通知、主张、同意、要求、指示和其它通讯均须以书面形式进行并由专人负责，以下为确认交付或收讫的时间：（i）如是专人面交，则在面交的营业日（以该面交专人所收到的收据为证），（ii）以认证邮件或有回执的挂号邮件发送，则在该邮件发出时的两（2）个营业日之后，（iii）以隔夜快递服务（所有快递服务费已预付）发送，则在该等发送的营业日（以该等被公认的隔夜快递服务的收据为证），或（iv）以传真发送，如是在收件人所处的时区下午6点以前，则在发送的营业日；如下午6点以后，则在发送后的营业日（以送件人的电传机所打印出的发送确认为证），将被视为送达并被意向中的收件人收讫。倘若因地址变更（该变更未按本第四条的规定事先通知）之故，该等通知、主张、同意、要求、指示和其它通讯无法送达，或被拒绝接收，该等通知、主张、同意、要求、指示和其它通讯将被视为在其发送后的第二个营业日送达。所有该等通知、主张、同意、要求、指示和其它通讯都必须被送至以下地址或以下传真号码（如适用）。

如寄送给中国能源、福置控股或丁先生：

China Energy Corporation
中国内蒙古自治区呼和浩特市新华东街57号
交予:  丁文祥
电话号码: +86-0471-466-8870
传真号码: +86-0471-466-3200

并将副本（该等副本不构成送交给中国能源、福置控股或丁先生的通知）送至：

乐博律师事务所北京办事处
中国北京朝阳区北京银泰中心C座4301，邮编100022
交予:  Frank J. Marinaro
电话号码: +86 10 5954 3500
传真号码: +86 10 5954 3501

如寄送给杰西国际：

中国北京朝阳区建国路89号华贸中心4座602室
交予:  张龙根
电话号码: 010-52036918
传真号码: 010-52036900

福置控股

签字：___________________________
      姓名：
      职位：

杰西国际

___________________________
张龙根

中国能源

签字：___________________________
      姓名：
      职位：
______________________________
丁文祥

TERMS OF SERVICES AND RELEASE AGREEMENT

TERMS OF SERVICES AND RELEASE AGREEMENT dated as of June 24, 2011, among FORTUNE PLACE HOLDINGS LIMITED, a corporation organized under the laws of the British Virgin Islands (“Fortune Place”), LONGGEN ZHANG d/b/a Jessie International (“Jessie”), CHINA ENERGY CORPORATION, a Nevada corporation (“China Energy”) and WENXIANG DING (“Mr. Ding”).

WHEREAS, Mr. Ding and China Energy requested that Jessie and its affiliates assist Mr. Ding and China Energy with the Consulting Services (as described in Section 1 below) in May 2009 for a term of 24 months (the “Term”), and Fortune Place and Mr. Ding wish to continue to incentivize Jessie and its affiliates to perform advisory services for the China Energy in order to assist the China Energy’s development as a public reporting company in the United States; and

WHEREAS, the parties hereto wish to terminate any previous arrangements, agreements or understandings among any or all of the parties hereto in connection with the provision of the Consulting Services, memorialize and acknowledge the parties’ agreements with respect to the consideration already paid and yet to be paid to Jessie or its affiliates by Mr. Ding, his affiliates, China Energy and/or Fortune Place for the Consulting Services set forth herein, and release Mr. Ding, his affiliates, China Energy and/or Fortune Place from any further payment obligations or liabilities in connection with the Consulting Services provided by Jessie and its affiliates during the Term.

NOW THEREFORE, the parties hereby agree as follows:

SECTION 1.    Services. (a)  The parties acknowledge and agree that Jessie and its affiliates provided Mr. Ding during the Term with the following services:

(i)	assist Mr. Ding with the development of a small loan company, Hohhot Wanhuilong Micro-credit Co., Ltd;

(ii)	assist Mr. Ding with the development of a bio ethanol company, Inner Mongolia Tehong Biology Co., Ltd;

(iii)
assist Mr. Ding with a feasibility study regarding a project of the production of compound light guide plate and flat light membrane (total investment of two billion, with 1.4 billion on light guide plate and 0.6 billion of flat light membrane)  and strategic development planning of Inner Mongolia Tehong Zhongpu New Light Source Technology Co., Ltd;

(iv)
assist Mr. Ding in terminating the trust structure through which his family’s former equity interests in China Energy were held, and restructuring those equity interests so that they are held through properly organized and structured holding company vehicles.

(b)  The parties acknowledge and agree that Jessie and its affiliates provided China Energy during the Term with the following services:

(i)
assist China Energy with the preparation of its internal work related to the audits for the fiscal years ended 2009 and 2010, annual reports on Form 10-K filed during the Term, quarterly reports on Form 10-Q filed or to be filed during the Term;

(ii)	assist China Energy with the strengthening of its corporate structure, corporate governance, and internal controls over financial reporting;

(iii)	assist China Energy with its investor relations work;

(iv)	assist China Energy with the establishment of its audit committee, compensation committee, and nominating committee;

(v)	assist China Energy with the search for, and engagement of its current P.R.C. and U.S. attorneys;

(vi)	assist China Energy with its search for, and engagement of its current independent auditor; and

(vii)	assist China Energy with the completion of at least one non-deal investor road show.

(c)  The services set forth in Section 1(a) and Section 1(b) shall be collectively referred to herein as the “Consulting Services”.

(d)  All parties acknowledge and agree that Jessie and its affiliates shall continue to provide services beyond the Term (the “Continued Services”) to assist China Energy with:

(i)	the preparation of its internal work related to the audits, annual reports on Form 10-K, and quarterly reports on Form 10-Q;

(ii)	the development of the internal finance team in order to meet the standard of up-listing;

(iii)
the communication and coordination with the stock exchange, legal counsels, auditor, analysts, financial institutions, institutional investors, investor relations firms and other parties during the process up-listing within China Energy’s authorization;

(iv)	professional advice regarding the designing and development of a financing plan and the financing;

(v)	the selection, evaluation, negotiation and other related work regarding the financial institutions, PIPE investors, or/and other investors; and

(vi)	the services described in Section 1(b)(ii) and (iii).

China Energy shall reasonably cooperate with Jessie in connection with the performance of the Continued Services. Jessie’s obligations to provide the Continued Services to China Energy shall not be released until the earlier of (a) twenty four (24) months following the date of this Agreement, and (b) the date on which both of the following conditions precedent are satisfied: (i) the common stock of China Energy is approved for listing on NASDAQ, the NYSE Amex, or the NYSE, and (ii) China Energy, with the substantial assistance of Jessie, consummates an equity, debt, or equity and debt financing raising a monetary amount satisfactory to Mr. Ding in his sole discretion.

SECTION 2.    Cash and Equity Consideration.  (a)   The parties acknowledge and agree that in consideration for the Consulting Services set forth in Section 1(b) above, Mr. Ding or his affiliates paid, and Jessie, collectively with  its affiliates, received RMB100,000.00 cash consideration per month from May 2009 through April 2011.  No further cash consideration is payable to Jessie or its affiliates by Mr. Ding or China Energy for the Consulting Services.

(b)           The parties acknowledge and agree that, notwithstanding any other prior agreement to the contrary, Jessie or its affiliates will also be due equity consideration of 3.6 million shares of China Energy common stock (the “Equity Consideration”) within 5 business days following the completion of all the Consulting Services (the “Completion Date”).  The Equity Consideration is 50% in consideration for the Consulting Services set forth in Section 1(a)  and 50% in consideration for the Consulting Services set forth in Section 1(b).   The parties acknowledge and agree that any and all Equity Consideration payable to Jessie or its affiliates in connection with the Consulting Services is contingent upon the completion of all the Consulting Services by Jessie to the reasonable satisfaction of Mr. Ding.  The parties hereto hereby acknowledge and agree that the Completion Date shall be the date on which China Energy files its quarterly report on Form 10-Q for the first quarter of its fiscal year 2011, which the parties hereby agree will represent the final item for Jessie to complete on the list of Consulting Services set forth in Section 1.

(c)           The parties acknowledge and agree that China Energy shall have no liability whatsoever to Jessie or any affiliate thereof with respect to the Equity Consideration.  The Equity Consideration shall only be payable by Mr. Ding or Fortune Place and shall not be payable through any newly-issued shares of China Energy common stock.

(d)           Mr. Ding and Fortune Place acknowledge and agree to remit the Equity Consideration to Jessie or to its designees submitted to Mr. Ding or Fortune Place in writing.

(e)           Jessie acknowledges that the Equity Consideration that it will receive will be restricted securities under United States securities laws and will bear a restrictive legend relating to the fact that the securities have not been registered under the Securities Act of 1933 and that the securities are subject to one of the lock-up agreements set forth below.  Jessie will be receiving such securities with investment intent and not with a view to effect any distribution of such securities.  Jessie also agrees that, as an advisor to China Energy and Mr. Ding, it may also have access to material, non-public information as to China Energy.  Given the foregoing, Jessie acknowledges its responsibilities and obligations under United States securities laws with respect to any disposition of shares of China Energy common stock, and will effect, and cause any of its designees to effect, any such disposition of such securities in compliance with such laws and any other applicable laws and regulations.  Jessie agrees that any ultimate disposition by it or its designees of the Equity Consideration will be effected in a way so as to maintain an orderly market in China Energy common stock.

  (f)           Jessie hereby agrees that, with respect to 1,800,000 shares of China Energy common stock of the Equity Consideration, either it or its designees receiving such shares shall sign the Lock-Up Agreement set forth on Exhibit A attached hereto.  The execution of such Lock-Up Agreement will be a condition precedent to the receipt of any such shares.

(g)           Jessie hereby agrees that, with respect to 1,800,000 shares of China Energy common stock of the Equity Consideration, either it or its designees receiving such shares shall sign the Lock-Up Agreement set forth on Exhibit B attached hereto.  The execution of such Lock-Up Agreement will be a condition precedent to the receipt of any such shares.

(h)           Jessie hereby agrees that it shall render the Continued Services without payment of any further consideration.

SECTION 3.   Expenses.  (a) In connection with the provision of the Consulting Services, Jessie is entitled to the reimbursement of its reasonable, documented travel expenses.  The parties acknowledge and agree that Mr. Ding or his affiliates has paid, and Jessie or its affiliates, have received full reimbursement of any such expenses through the date hereof.

(b)           In connection with rendering the Continued Services, each of Jessie and its affiliates is entitled to the full reimbursement of its reasonable, documented travel expenses from China Energy.

SECTION 4.    Release.  In consideration for the agreements of Mr. Ding, China Energy and Fortune Place set forth herein, Jessie, on behalf of itself and its past and present partners, employees, attorneys, accountants, insurers, representatives, agents, affiliates, related entities, controlled corporations, successors and assigns, hereby releases and forever discharges Mr. Ding and his family, and each of Fortune Place, China Energy and each of their past and present stockholders, managers, officers, employees, attorneys, accountants, insurers, representatives, agents, affiliates, related entities, controlled corporations, successors and assigns (collectively, the “Released Parties”) from any and all claims, demands, obligations, losses, causes of action, costs, expenses (except expenses as set forth in Section 3(b) above), attorneys’ fees, and liabilities whatsoever, whether based on contract, tort, statutory or other legal or equitable theories of recovery, and whether known or unknown, asserted or unasserted, which in any way are based upon, arise out of or relate to Jessie’s provision of the Consulting Services or any related work performed by Jessie or its past and present partners, employees, attorneys, accountants, representatives, agents, affiliates, related entities, and controlled corporations.  The claims and matters so released include, without limitation, any and all claims asserted or that could have been asserted against any Released Party in respect of the non-payment of cash consideration or equity consideration relating to the Consulting Services or the Continued Services.

SECTION 5.    Miscellaneous.

(a)           Modification. The agreements set forth in this Agreement may be modified or waived only by a separate writing signed by the parties hereto expressly modifying or waiving such agreements.

(b)           Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provisions of this Agreement, which shall remain in full force and effect.

(c)           Governing Law. This Agreement will be governed by the laws of the State of New York.

(d)           Arbitration. Any dispute arising from or in connection with this Contract shall be submitted to the China international Economic and Trade Arbitration Commission for arbitration which shall be conducted in accordance with the Commission's arbitration rules in effect at the time of applying for arbitration. The arbitral award is final and binding upon both parties.

(e)           Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement, and all of which , when taken together, shall be deemed to constitute one and the same agreement.

(f)           Language. The Chinese version of this Agreement shall prevail.

(g)           Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 4), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable.

If to the China Energy, Fortune Place, or Mr. Ding:

China Energy Corporation
No. 57 Xinhua East Street
Hohhot, Inner Mongolia, People’s Republic of China

Attention:  Wenxiang Ding
Tel. No.:+86-0471-466-8870
Fax No.:+86-0471-466-3200

with copies (which copies shall not constitute notice to China Energy, Fortune Place, or Mr. Ding) to:

Loeb & Loeb LLP Beijing Representative Office
Suite 4301, Tower C, Beijing Yintai Center
Chaoyang District, Beijing 100022, PRC
Attn.: Frank J. Marinaro
Tel. No.: +86 10 5954 3500
Fax No.: +86 10 5954 3501

If to Jessie:

602, Building 4, China Central Place,
89 Jian Guo Road,
 Chaoyang District,
Beijing 100025,
China, 100025
Attention:  Longgen Zhang
Tel. No.: 010-52036918
Fax No.: 010-52036900

FORTUNE PLACE HOLDINGS LIMITED

By:___________________________
      Name:
      Title:

JESSIE:

___________________________
Longgen Zhang

CHINA ENERGY CORPORATION

By:___________________________
      Name:
      Title:

MR. DING:

______________________________
Wenxiang Ding

附件A

一级锁定协议

中国能源公司，一家内华达公司（以下简称“公司”或“中国能源”）、丁文祥、_______________（以下简称“股票持有人”）于2011年5月27日签订此一级锁定协议（以下简称“协议”）。

鉴于， 公司与杰西国际于2011年5月27 日签署了服务条款及免责协议（以下简称“服务协议条款”），该协议签订各方为公司、张龙根（以杰西国际的名义从事商业活动，以下简称“杰西国际”）、FORTUNE PLACE HOLDINGS LIMITED (以下简称“福置控股”)：一家依据BVI法律设立的公司、及丁文祥；

鉴于，股票持有人为杰西国际或其关联方；及

鉴于，为促使丁文祥及公司签署服务协议条款，股票持有人同意不出售其从福置控股获得的__________ 股公司普通股票，除非其出售行为符合本协议规定的条款及条件（合称“锁定股份”）。本协议中未经定义的大写术语与服务协议条款中的含义一致。

由此，经斟酌下述约定与条件，各方达成以下协议：

1.           转让限制；期限。股票持有人特此同意自获得锁定股份之日起六（6）个月内（即“锁定期”），将不会要约、出售、签约出售、发放、转让、抵押、赠送、质押该锁定股份、或将其作为担保权益或以其他方式处置、或进行任何处置或可能导致处置锁定股份的交易（包括直接或间接的实际性处置及使用现金结算或其他方式间接将其处置）（以上各项行为均称为“转让”）。股票持有人亦同意，作为公司和丁先生的顾问或该顾问的关联方，其亦有可能接触到关于中国能源的重大非公开信息。鉴于上述情形，股票持有人承认其根据美国证券法的规定所应承担的因处置中国能源普通股所带来的责任和义务，且锁定期期间及之后，股票持有人及其指定人处置该证券的任何行为均会遵循证券法及其它适用法律的规定。股票持有人亦同意，其及其指定人对中国能源普通股的处置将不会扰乱中国能源普通股的有序市场。

2.           所有权。在锁定期内，关联方将保留锁定股份的所有权益，包括但不限于投票权及获得分红的权利。

3.           公司和转让代理。公司特此授权转让代理并向其披露本协议内容。如任何转让普通股的行为违反本协议、证券托管协议和/或证券购买协议的规定，公司及其转让代理行特此授权并要求拒绝执行任何该等转让。

4.           通知。根据本协议的规定或与本协议拟议的交易有关而须发出或交送或允许的所有通知、主张、同意、要求、指示和其它通讯均须以书面形式进行并由专人负责，以下为确认交付或收讫的时间：（i）如是专人面交，则在面交的营业日（以该面交专人所收到的收据为证），（ii）以认证邮件或有回执的挂号邮件发送，则在该邮件发出时的两（2）个营业日之后，（iii）以隔夜快递服务（所有快递服务费已预付）发送，则在该等发送的营业日（以该等被公认的隔夜快递服务的收据为证），或（iv）以传真发送，如是在收件人所处的时区下午6点以前，则在发送的营业日；如下午6点以后，则在发送后的营业日（以送件人的电传机所打印出的发送确认为证），将被视为送达并被意向中的收件人收讫。倘若因地址变更（该变更未按本第四条的规定事先通知）之故，该等通知、主张、同意、要求、指示和其它通讯无法送达，或被拒绝接收，该等通知、主张、同意、要求、指示和其它通讯将被视为在其发送后的第二个营业日送达。所有该等通知、主张、同意、要求、指示和其它通讯都必须被送至以下地址或以下传真号码（如适用）。

如寄送给公司：

China Energy Corporation
中国内蒙古自治区呼和浩特市新华东街57号
交予:  丁文祥
电话号码: +86-0471-466-8870
传真号码: +86-0471-466-3200

并将副本（该等副本不构成送交给公司或丁文祥的通知）送至：

乐博律师事务所北京办事处
中国北京朝阳区北京银泰中心C座4301，邮编100022

2

交予:  Frank J. Marinaro
电话号码: +86 10 5954 3500
传真号码: +86 10 5954 3501

如寄送给股票持有人：

中国北京朝阳区建国路89号华贸中心4座602室
交予:  张龙根
电话号码: 010-52036918
传真号码: 010-52036900

或寄送至任何一方可能根据本协议第四条规定向另一方提供的其它该类地址。

5.           修订。除非各方或其合法授权代理书面同意或本协议明确规定，本协议不得被修改、更改、补充、修订或终止，其项下的任何义务也不得被放弃。

6.           完整协议。本协议包含协议各方就其所述的事务的完整理解和共识，并将取代各方之间有关该事务的所有先前及/或同期的任何种类及性质的理解和共识（无论是书面还是口头的）。

7.           管制法律。本协议受纽约州的内部法律管制并按其解释，并无需考虑会导致执行另一司法管辖区的实体法的法律原则冲突的效果。本协议不应以促使起草本协议的一方的任何假定来理解或解释。

8.           放弃陪审团审讯。本协议的各方均特此无条件并不可撤销地放弃在起因于或关于本协议、及起因于或关于本协议所拟议的交易的任何法律行动、诉讼或程序中享有陪审团审讯的权利。就起因于或关于本协议、及起于或关于本协议所拟议的交易的任何法律行动、诉讼或程序，各方均特此无条件并不可撤销地同意接受位于纽约郡的纽约州法庭及联邦地区法院纽约南部地区法庭的专属管辖；各方也均特此无条件并不可撤销地放弃对以纽约州或该等地区作为管辖地的异议，并同意所有传票、诉状、通知的递送或其它有关此类法律行动、诉讼或程序的过程可以第四条规定的方式进行。

3

9.           可分性。本协议的条款可分割，并且当任何具有管辖权的法院认定本协议所含任何一项或多项条款或其任何部分在任何方面、基于任何原因应被判为无效、不合法或不可执行，则该等无效、不合法或不可执行不得影响本协议任何其他条款或其部分，且该无效、不合法或不可执行的条款应按视同该条款或其部分从未包含于本协议中、从而使该等条款尽可能最大程度的保持有效、合法及可执行的方式进行改变和解释。

10.         约束力；计划安排。如未经公司事先书面许可，本协议及其项下的权利和义务不可被本协议各关联方转让。本协议对协议各方及其各自的后继人及经许可的受让人都具有约束力。

11.         标题。 本协议中各条的标题仅为参考的目的而加设，不对本协议的含义、结构或解释产生任何影响。所有男性、女性或中性的称呼均可视情形而被视为是对其它性别的指称。单数的指称也包括复数，反之亦然。

12.         副本。本协议可签订数份，各副本在经签署后将被视为是原本，所有副本共同构成同一协议，在副本被各方签署并交付于对方后生效，且各方理解协议所有各方无需签署同一副本。如任何签名是以传真的方式传送，该传真签名将对签署副本方构成具有相同效力的具约束力的义务，传真签名即被认为是签名的原本。

[协议正文完，以下为空白]

4

协议各方于以上首次注明之日签署本协议，以昭信守。

中国能源

由:	(签名)
姓名:
职称:

丁文祥

股票持有人:
(工整书写姓名)

由:	(签名)
姓名:
职称:

5

EXHIBIT A

TIER 1 LOCK-UP AGREEMENT

This TIER 1 LOCK-UP AGREEMENT (this “Agreement”) is dated as of May 27, 2011 by and among China Energy Corporation, a Nevada corporation (the “Company”), Wenxiang Ding, and _______________(the “Stockholder”).

WHEREAS, the Company and Jessie have entered into a Terms of Service and Release Agreement dated May 27, 2011 (the “Terms of Service Agreement”) among the Company, LONGGEN ZHANG d/b/a Jessie International (“Jessie”), Fortune Place Holdings Limited, a corporation organized under the laws of the British Virgin Islands (“Fortune Place”) and Wenxiang Ding;

WHEREAS , the Stockholder is Jessie or an affiliate of Jessie; and

WHEREAS, in order to induce Wenxiang Ding and the Company to enter into the Terms of Service Agreement, the Stockholder has agreed not to sell _________ shares of the Company’s Common Stock that the Stockholder has received from Fortune Place, except in accordance with the terms and conditions set forth herein (collectively, the “Lock-Up Shares”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Terms of Service Agreement.

NOW, THEREFORE, in consideration of the covenants and conditions hereinafter contained, the parties hereto agree as follows:

1.          Restriction on Transfer; Term. The Stockholder hereby agrees not to offer, sell, contract to sell, assign, transfer, hypothecate, gift, pledge or grant a security interest in, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise, directly or indirectly) (each, a “Transfer”), any of the Lock-Up Shares until a date that is six (6) months following the date of its receipt of such shares (the “Lock-Up Period”).  The Stockholder also agrees that, as an advisor to China Energy and Mr. Ding or as an affiliate of such an advisor, it may also have access to material, non-public information as to China Energy.  Given the foregoing, the Stockholder acknowledges its responsibilities and obligations under United States securities laws with respect to any disposition of shares of China Energy common stock, and will effect, and cause any of its designees to effect, any such disposition of such securities in compliance with such laws and any other applicable laws and regulations during the Lock-Up Period and thereafter.  The Stockholder also agrees that all dispositions by it or its designees of China Energy common stock will be effected in a way so as to maintain an orderly market in China Energy common stock.

2.           Ownership. During the Lock-Up Period, the Affiliate shall retain all rights of ownership in the Lock-Up Shares, including, without limitation, voting rights and the right to receive any dividends that may be declared in respect thereof.

6

3.           Company and Transfer Agent. The Company is hereby authorized and required to disclose the existence of this Agreement to its transfer agent. The Company and its transfer agent are hereby authorized and required to decline to make any transfer of the Common Stock if such transfer would constitute a violation or breach of this Agreement, the Securities Escrow Agreement and/or the Securities Purchase Agreement.

4.          Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 4), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable.

If to the Company:

China Energy Corporation
No. 57 Xinhua East Street
Hohhot, Inner Mongolia, People’s Republic of China

Attention:  Wenxiang Ding
Tel. No.:+86-0471-466-8870
Fax No.:+86-0471-466-3200

with copies (which copies shall not constitute notice to the Company or Wenxiang Ding) to:

Loeb & Loeb LLP Beijing Representative Office
Suite 4301, Tower C, Beijing Yintai Center
Chaoyang District, Beijing 100022, PRC
Attn.: Frank J. Marinaro
Tel. No.: +86 10 5954 3500
Fax No.: +86 10 5954 3501

7

If to Stockholder:

602, Building 4, China Central Place,
89 Jian Guo Road,
 Chaoyang District,
Beijing 100025,
China, 100025
Attention:  Longgen Zhang
Tel. No.: 010-52036918
Fax No.: 010-52036900

or to such other address as any party may specify by notice given to the other party in accordance with this Section 4.

5. Amendment. This Agreement may not be modified, changed, supplemented, amended or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

6. Entire Agreement. This Agreement contains the entire understanding and agreement of the parties relating to the subject matter hereof and supersedes all prior and/or contemporaneous understandings and agreements of any kind and nature (whether written or oral) among the parties with respect to such subject matter.

7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

8. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES UNCONDITIONALLY AND IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE FEDERAL DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND EACH OF THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN NEW YORK COUNTY OR SUCH DISTRICT, AND AGREES THAT SERVICE OF ANY SUMMONS, COMPLAINT, NOTICE OR OTHER PROCESS RELATING TO SUCH SUIT, ACTION OR OTHER PROCEEDING MAY BE EFFECTED IN THE MANNER PROVIDED IN SECTION 4.

8

9.           Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

10.         Binding Effect; Assignment. This Agreement and the rights and obligations hereunder may not be assigned by the Affiliate hereto without the prior written consent of the Company. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

11.         Headings. The section headings contained in this Agreement are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.

12.         Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

9

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above herein.

CHINA ENERGY CORPORATION

By:
Name:
Title:

Wenxiang Ding

STOCKHOLDER:_________________
(Print name)

By:
Name:
Title:

10

附件B

二级锁定协议

中国能源公司，一家内华达公司（以下简称“公司”或“中国能源”）、丁文祥、_______________（以下简称“股票持有人”）于2011年5月27日签订此二级锁定协议（以下简称“协议”）。

鉴于， 公司与杰西国际于2011年5月27 日签署了服务条款及免责协议（以下简称“服务协议条款”），该协议签订各方为公司、张龙根（以杰西国际的名义从事商业活动，以下简称“杰西国际”）、FORTUNE PLACE HOLDINGS LIMITED (以下简称“福置控股”)：一家依据BVI法律设立的公司、及丁文祥；

鉴于，股票持有人为杰西国际或其关联方；及

鉴于，为促使丁文祥及公司签署服务协议条款，股票持有人同意不出售其从福置控股获得的__________ 股公司普通股票，除非其出售行为符合本协议规定的条款及条件（合称“锁定股份”）。本协议中未经定义的大写术语与服务协议条款中的含义一致。

1.           转让限制；期限。股票持有人特此同意在锁定期内将不会要约、出售、签约出售、发放、转让、抵押、赠送、质押该锁定股份、或将其作为担保权益或以其他方式处置、或进行任何处置或可能导致处置锁定股份的交易（包括直接或间接的实际性处置及使用现金结算或其他方式间接将其处置）（以上各项行为均称为“转让”）。下列两项条件均满足时锁定期才可结束：（a）自股票持有人获得锁定股份之日起六（6）个月；（b）达到：（i）公司的普通股票被批准在纳斯达克（NASDAQ  ）、纽约证交的美国证券交易所 （NYSE Amex） 或纽约证券交易所（NYSE）挂牌；（ii）杰西国际实质性协助公司完成权益融资或债务融资或权益债务融资，且融资金额令丁文祥先生个人满意。股票持有人亦同意，作为公司和丁先生的顾问或该顾问的关联方，其亦有可能接触到关于中国能源的重大非公开信息。鉴于上述情形，股票持有人承认其根据美国证券法的规定所应承担的因处置中国能源普通股所带来的责任和义务，且锁定期期间及之后，股票持有人及其指定人处置该证券的任何行为均会遵循证券法及其它适用法律的规定。股票持有人亦同意，其及其指定人对中国能源普通股的处置将不会扰乱中国能源普通股的有序市场。

2.           所有权。在锁定期内，关联方将保留锁定股份的所有权益，包括但不限于投票权及获得分红的权利。

3.           公司和转让代理。公司特此授权转让代理并向其披露本协议内容。如任何转让普通股的行为违反本协议、证券托管协议和/或证券购买协议的规定，公司及其转让代理行特此授权并要求拒绝执行任何该等转让。

4.           通知。根据本协议的规定或与本协议拟议的交易有关而须发出或交送或允许的所有通知、主张、同意、要求、指示和其它通讯均须以书面形式进行并由专人负责，以下为确认交付或收讫的时间：（i）如是专人面交，则在面交的营业日（以该面交专人所收到的收据为证），（ii）以认证邮件或有回执的挂号邮件发送，则在该邮件发出时的两（2）个营业日之后，（iii）以隔夜快递服务（所有快递服务费已预付）发送，则在该等发送的营业日（以该等被公认的隔夜快递服务的收据为证），或（iv）以传真发送，如是在收件人所处的时区下午6点以前，则在发送的营业日；如下午6点以后，则在发送后的营业日（以送件人的电传机所打印出的发送确认为证），将被视为送达并被意向中的收件人收讫。倘若因地址变更（该变更未按本第四条的规定事先通知）之故，该等通知、主张、同意、要求、指示和其它通讯无法送达，或被拒绝接收，该等通知、主张、同意、要求、指示和其它通讯将被视为在其发送后的第二个营业日送达。所有该等通知、主张、同意、要求、指示和其它通讯都必须被送至以下地址或以下传真号码（如适用）。

如寄送给公司：

China Energy Corporation
中国内蒙古自治区呼和浩特市新华南路57号
交予: 丁文祥
电话号码: +86-0471-466-8870
传真号码: +86-0471-466-3200

并将副本（该等副本不构成送交给公司或丁文祥的通知）送至：

乐博律师事务所北京办事处
中国北京朝阳区北京银泰中心C座4301，邮编100022

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交予: Frank J. Marinaro
电话号码: +86 10 5954 3500
传真号码: +86 10 5954 3501

如寄送给股票持有人：

中国北京朝阳区建国路89号华贸中心4座602室
交予: 张龙根
电话号码: 010-52036918
传真号码: 010-52036900

或寄送至任何一方可能根据本协议第四条规定向另一方提供的其它该类地址。

5.           修订。除非各方或其合法授权代理书面同意或本协议明确规定，本协议不得被修改、更改、补充、修订或终止，其项下的任何义务也不得被放弃。

6.           完整协议。本协议包含协议各方就其所述的事务的完整理解和共识，并将取代各方之间有关该事务的所有先前及/或同期的任何种类及性质的理解和共识（无论是书面还是口头的）。

7.           管制法律。本协议受纽约州的内部法律管制并按其解释，并无需考虑会导致执行另一司法管辖区的实体法的法律原则冲突的效果。本协议不应以促使起草本协议的一方的任何假定来理解或解释。

8.           放弃陪审团审讯。本协议的各方均特此无条件并不可撤销地放弃在起因于或关于本协议、及起因于或关于本协议所拟议的交易的任何法律行动、诉讼或程序中享有陪审团审讯的权利。就起因于或关于本协议、及起于或关于本协议所拟议的交易的任何法律行动、诉讼或程序，各方均特此无条件并不可撤销地同意接受位于纽约郡的纽约州法庭及联邦地区法院纽约南部地区法庭的专属管辖；各方也均特此无条件并不可撤销地放弃对以纽约州或该等地区作为管辖地的异议，并同意所有传票、诉状、通知的递送或其它有关此类法律行动、诉讼或程序的过程可以第四条规定的方式进行。

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9.           可分性。本协议的条款可分割，并且当任何具有管辖权的法院认定本协议所含任何一项或多项条款或其任何部分在任何方面、基于任何原因应被判为无效、不合法或不可执行，则该等无效、不合法或不可执行不得影响本协议任何其他条款或其部分，且该无效、不合法或不可执行的条款应按视同该条款或其部分从未包含于本协议中、从而使该等条款尽可能最大程度的保持有效、合法及可执行的方式进行改变和解释。

10.           约束力；计划安排。如未经公司事先书面许可，本协议及其项下的权利和义务不可被本协议各关联方转让。本协议对协议各方及其各自的后继人及经许可的受让人都具有约束力。

11.           标题。 本协议中各条的标题仅为参考的目的而加设，不对本协议的含义、结构或解释产生任何影响。所有男性、女性或中性的称呼均可视情形而被视为是对其它性别的指称。单数的指称也包括复数，反之亦然。

12.           副本。本协议可签订数份，各副本在经签署后将被视为是原本，所有副本共同构成同一协议，在副本被各方签署并交付于对方后生效，且各方理解协议所有各方无需签署同一副本。如任何签名是以传真的方式传送，该传真签名将对签署副本方构成具有相同效力的具约束力的义务，传真签名即被认为是签名的原本。

[协议正文完，以下为空白]

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协议各方于以上首次注明之日签署本协议，以昭信守。

中国能源

由:	(签名)
姓名:
职称:

丁文祥

股票持有人:
(工整书写姓名)

由:	(签名)
姓名:
职称:

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EXHIBIT B

TIER 2 LOCK-UP AGREEMENT

This TIER 2 LOCK-UP AGREEMENT (this “Agreement”) is dated as of May 27, 2011 by and among China Energy Corporation, a Nevada corporation (the “Company”), Wenxiang Ding, and _______________(the “Stockholder”).

WHEREAS, the Company and Jessie have entered into a Terms of Service and Release Agreement dated May 27, 2011 (the “Terms of Service Agreement”) among the Company, LONGGEN ZHANG d/b/a Jessie International (“Jessie”), Fortune Place Holdings Limited, a corporation organized under the laws of the British Virgin Islands (“Fortune Place”) and Wenxiang Ding;

WHEREAS , the Stockholder is Jessie or an affiliate of Jessie; and

WHEREAS, in order to induce Wenxiang Ding and the Company to enter into the Terms of Service Agreement, the Stockholder has agreed not to sell _______ shares of the Company’s Common Stock that the Stockholder has received from Fortune Place, except in accordance with the terms and conditions set forth herein (collectively, the “Lock-Up Shares”). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Terms of Service Agreement.

NOW, THEREFORE, in consideration of the covenants and conditions hereinafter contained, the parties hereto agree as follows:

1. Restriction on Transfer; Term. The Stockholder hereby agrees not to offer, sell, contract to sell, assign, transfer, hypothecate, gift, pledge or grant a security interest in, or otherwise dispose of, or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise, directly or indirectly) (each, a “Transfer”), any of the Lock-Up Shares until a date that is the later of (a) six (6) months following the date of its receipt of such shares, and (b) the date on which both of the following conditions precedent are satisfied: (i) the common stock of Company is approved for listing on NASDAQ, the NYSE Amex, or the NYSE, and (ii) the Company, with the substantial assistance of Jessie, consummates an equity, debt, or equity and debt financing raising a monetary amount satisfactory to Wenxing Ding in his sole discretion (the “Lock-Up Period”).  The Stockholder also agrees that, as an advisor to China Energy and Mr. Ding or as an affiliate of such an advisor, it may also have access to material, non-public information as to China Energy.  Given the foregoing, the Stockholder acknowledges its responsibilities and obligations under United States securities laws with respect to any disposition of shares of China Energy common stock, and will effect, and cause any of its designees to effect, any such disposition of such securities in compliance with such laws and any other applicable laws and regulations during the Lock-Up Period and thereafter.  The Stockholder also agrees that all dispositions by it or its designees of China Energy common stock will be effected in a way so as to maintain an orderly market in China Energy common stock.

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2. Ownership. During the Lock-Up Period, the Affiliate shall retain all rights of ownership in the Lock-Up Shares, including, without limitation, voting rights and the right to receive any dividends that may be declared in respect thereof.

3. Company and Transfer Agent. The Company is hereby authorized and required to disclose the existence of this Agreement to its transfer agent. The Company and its transfer agent are hereby authorized and required to decline to make any transfer of the Common Stock if such transfer would constitute a violation or breach of this Agreement, the Securities Escrow Agreement and/or the Securities Purchase Agreement.

4. Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 4), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable.

If to the Company:

China Energy Corporation
No. 57 Xinhua East Street
Hohhot, Inner Mongolia, People’s Republic of China

Attention: Wenxiang Ding
Tel. No.:+86-0471-466-8870
Fax No.:+86-0471-466-3200

with copies (which copies shall not constitute notice to the Company or Wenxiang Ding) to:

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Loeb & Loeb LLP Beijing Representative Office
Suite 4301, Tower C, Beijing Yintai Center
Chaoyang District, Beijing 100022, PRC
Attn.: Frank J. Marinaro
Tel. No.: +86 10 5954 3500
Fax No.: +86 10 5954 3501

If to Stockholder:

602, Building 4, China Central Place,
89 Jian Guo Road,
Chaoyang District,
Beijing 100025,
China, 100025
Attention: Longgen Zhang
Tel. No.: 010-52036918
Fax No.: 010-52036900

or to such other address as any party may specify by notice given to the other party in accordance with this Section 4.

5. Amendment. This Agreement may not be modified, changed, supplemented, amended or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

6. Entire Agreement. This Agreement contains the entire understanding and agreement of the parties relating to the subject matter hereof and supersedes all prior and/or contemporaneous understandings and agreements of any kind and nature (whether written or oral) among the parties with respect to such subject matter.

7. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

8. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH OF THE PARTIES UNCONDITIONALLY AND IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK COUNTY AND THE FEDERAL DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND EACH OF THE PARTIES HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY OBJECTION TO VENUE IN NEW YORK COUNTY OR SUCH DISTRICT, AND AGREES THAT SERVICE OF ANY SUMMONS, COMPLAINT, NOTICE OR OTHER PROCESS RELATING TO SUCH SUIT, ACTION OR OTHER PROCEEDING MAY BE EFFECTED IN THE MANNER PROVIDED IN SECTION 4.

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9. Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.

10. Binding Effect; Assignment. This Agreement and the rights and obligations hereunder may not be assigned by the Affiliate hereto without the prior written consent of the Company. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

11. Headings. The section headings contained in this Agreement are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.

12. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above herein.

CHINA ENERGY CORPORATION

By:
Name:
Title:

Wenxiang Ding

STOCKHOLDER:
(Print name)

By:
Name:
Title:

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